UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2003

NETOPIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28450	94-3033136
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6001 Shellmound Street, 4th Floor, Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 420-7400

Same

(Former name or Former Address, if Changed Since Last Report.)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 22, 2003.

Item 9.	Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On July 22, 2003, Netopia, Inc. announced via press release its financial results for the quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETOPIA, INC.

Date: July 22, 2003	By:	/s/ ALAN B. LEFKOF
Alan B. Lefkof
President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 22, 2003